EXHIBIT 10.13
AMERICAN BANKNOTE CORPORATION
LONG TERM PERFORMANCE PLAN AND EXECUTIVE INCENTIVE PLAN
CHALLENGE 2000 CRITERIA

      The Corporation has offered certain persons an opportunity to participate in the Challenge 2000 program.

     Pursuant to the LONG TERM PERFORMANCE PLAN an award of
shares of Restricted Stock was made to the officers of the
Corporation.  In accordance with the direction of the
Compensation Committee the acceleration criteria for the lapse of the restrictions thereunder for the purposes of paying long-term incentive awards is set forth below:
         Operating
           Income
         Over 10% ROE      4 Year         Percent of
Fiscal     Annual    or   Cumulative     Restrictions
 Year     Results          Results          Lapse:
  96        $15M            $ 15M            25%
  97        $30M            $ 45M            50%
  98        $45M            $ 90M            75%
  99        $60M            $150M           100%


Pursuant to the EXECUTIVE INCENTIVE PLAN an award of Long Term Cash Incentive Units was made to the officers of the Corporation. In accordance with the direction of the Compensation Committee criteria for adjustment of the value of such Units for purposes of paying long-term incentive awards is set forth below:
         Operating                        Long Term
           Income                         Incentive
         Over 10% ROE       4 Year        Cash Unit
Fiscal     Annual    or   Cumulative        Value
 Year     Results          Results        Resulting :
  96        $ 0M            $  0M            $2
  97        $ 5M            $  5M            $3
  98        $12M            $ 17M            $4
  99        $20M            $ 37M            $5

OR
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         Operating                        Long Term
           Income                         Incentive
         Over 10% ROE       4 Year        Cash Unit
 Fiscal    Annual    or   Cumulative        Value
 Year     Results          Results        Resulting :

  96        $ 5M             $ 5M            $2
  97        $12M            $ 17M            $4
  98        $20M            $ 37M            $7
  99        $30M            $ 67M           $10

or;

         Operating                        Long Term
           Income                         Incentive
         Over 10% ROE       4 Year        Cash Unit
 Fiscal    Annual    or   Cumulative        Value
 Year     Results          Results        Resulting :

  96        $10M            $ 10M            $2
  97        $20M            $ 30M            $6
  98        $32M            $ 62M           $13
  99        $45M            $107M           $20

or;

         Operating                        Long Term
           Income                         Incentive
        Over 10% ROE       4 Year         Cash Unit
Fiscal     Annual    or   Cumulative        Value
 Year     Results          Results        Resulting :

  96        $15M            $ 15M             $2
  97        $30M            $ 45M            $10
  98        $45M            $ 90M            $20
  99        $60M            $150M            $30

or;

         Operating                        Long Term
           Income                         Incentive
         Over 10% ROE       4 Year        Cash Unit
Fiscal     Annual    or   Cumulative        Value
 Year     Results          Results        Resulting :

  96        $20M            $ 20M            $2
  97        $35M            $ 55M           $14
  98        $55M            $110M           $27
  99        $80M            $190M           $40